UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 7, 2010


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

         Nevada                         333-148266                98-0530295
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

200 S. Virginia Street - 8th Floor, Reno, NV                        89501
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (775) 322-0626

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 7, 2009, we granted stock options to directors, officers, and consultants pursuant to our 2009 Stock Plan, to purchase up to 1,300,000 shares of our common stock. The options are exercisable at prices ranging from $0.24 to $0.28 per share and expire five years from the date of grant. We issued the stock options to seven (7) persons, to certain persons in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, and to certain persons relying on Rule 506 under Regulation D and/or
Section 4(2) of the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
---------------------------------
Tom Lewis
President and Director

Date: October 13, 2010


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